Other investments	12 Months Ended
Dec. 31, 2023
Disclosure of information about unconsolidated structured entities controlled by investment entity [abstract]
Other investments

23. Other investments

Non-current	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2023 £m	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2022 £m
1 January	1,153	314	1,467	1,927	199	2,126
Exchange adjustments	(26)	(15)	(41)	75	25	100
Additions	93	29	122	87	63	150
Net fair value movements through other comprehensive income	(253)	–	(253)	(716)	–	(716)
Net fair value movements through profit or loss	–	(122)	(122)	–	27	27
Held for sale	(16)	–	(16)	–	–	–
Disposals	(20)	–	(20)	(220)	–	(220)
31 December	931	206	1,137	1,153	314	1,467
Non-current other investments comprise non-current equity investments which are recorded at fair value at each balance sheet date. For investments traded in an active market, the fair value is determined by reference to the relevant stock exchange quoted bid price. For other investments, the fair value is estimated by management with reference to relevant available information, including the current market value of similar instruments, recent financing rounds and discounted cash flows of the underlying net assets. Net fair value movements include the impact of exchange losses of £37 million through Other comprehensive income and £nil through profit or loss (2022: gains of £134 million through Other comprehensive income and £nil through profit or loss). Other investments include listed investments of £741 million (2022: £823 million).
GSK has elected to designate the majority of its equity investments as measured at fair value through Other comprehensive income (FVTOCI). The most significant of these investments held at 31 December 2023 were in Crispr Therapeutics AG, which had a fair value at 31 December 2023 of £158 million (2022: £109 million) and Vir Biotechnology.Inc. which had a fair value at 31 December 2023 of £67 million (2022: £180 million). The fair value of the investment in Nimbus Therapeutics, LLC, disclosed as a significant investment at 31 December 2022, was £5 million at 31 December 2023 (2022: £139 million). The other investments include equity stakes in companies with which GSK has research collaborations and in companies which provide access to biotechnology developments of potential interest.
On disposal of equity investments measured at FVTOCI, the accumulated fair value movements are reclassified from the fair value reserve to retained earnings. Investments measured at FVTOCI with a fair value of £20 million (2022: £220 million) were disposed of during the year. The cumulative loss on these investments after tax was £26 million (2022: gain of £14 million).
Certain other investments, such as investments in funds with limited lives and investments acquired with an intention to sell, are measured at fair value through profit or loss (FVTPL). The most significant of these investments held at 31 December 2023 was SR One Capital Fund I-B, LP which had a fair value at 31 December 2023 of £102 million (2022: £211 million).